EQ ADVISORS TRUSTSM

1290 VT Low Volatility Global Equity Portfolio

EQ/Franklin Growth Allocation Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/Invesco International Growth Portfolio

EQ/Franklin Strategic Income Portfolio

SUPPLEMENT DATED SEPTEMBER 29, 2022 TO THE SUMMARY PROSPECTUS, PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2022, AS SUPPLEMENTED

This Supplement updates certain information contained in the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) dated May 1, 2022, as supplemented, of EQ Advisors Trust (“EQ Trust”). You should read this Supplement in conjunction with the Summary Prospectus, Prospectus and SAI and retain it for future reference. You may obtain these documents, free of charge, by writing to EQ Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download these documents at EQ Trust’s website at www.equitable-funds.com.

At a Joint Special Meeting of Shareholders held on September 28, 2022, the shareholders of each series of the Trust listed in the table below under the heading “Acquired Portfolio” approved a form of Plan of Reorganization and Termination and a form of Agreement and Plan of Reorganization and Termination (each, a “Reorganization Plan,” and collectively, the “Reorganization Plans”), pursuant to which each Acquired Portfolio will be acquired by the portfolio listed opposite its name under the heading “Acquiring Portfolio” (each, a “Reorganization”).

Acquired Portfolio	Acquiring Portfolio
EQ/AXA Investment Managers Moderate Allocation Portfolio	1290 VT Moderate Growth Allocation Portfolio*
EQ/First Trust Moderate Growth Allocation Portfolio	EQ/Invesco Moderate Growth Allocation Portfolio*
EQ/Franklin Growth Allocation Portfolio	EQ/JPMorgan Growth Allocation Portfolio*
1290 VT Low Volatility Global Equity Portfolio	EQ/Common Stock Index Portfolio*
EQ/Franklin Strategic Income Portfolio	EQ/Core Plus Bond Portfolio**
EQ/Invesco International Growth Portfolio	EQ/MFS International Growth Portfolio*
(each, an “Acquired Portfolio,” and collectively, the “Acquired Portfolios”)	(each, an “Acquiring Portfolio,” and collectively, the “Acquiring Portfolios”)
*	A series of EQ Trust
**	A series of EQ Premier VIP Trust

The Reorganizations of EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, and EQ/Franklin Growth Allocation Portfolio are expected to be consummated after the close of business on November 4, 2022, and the Reorganizations of 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Strategic Income Portfolio, and EQ/Invesco International Growth Portfolio are expected to be consummated after the close of business on November 11, 2022. With respect to each Acquired Portfolio, as applicable, November 4, 2022 and November 11, 2022 are referred to as the “Closing Date.”

As a result of each Reorganization, shareholders of the Acquired Portfolio will become shareholders of the corresponding Acquiring Portfolio and receive shares of the corresponding Acquiring Portfolio with a total net asset value equal to that of their shares of the Acquired Portfolio on the Closing Date. After the Closing Date, the Acquired Portfolio will be terminated.

Effective immediately and through the Closing Date, each Acquired Portfolio will experience a transition period during which the Portfolio may not be pursuing its investment objective and principal investment strategy. During this transition period, it is expected that all of the securities of the 1290 VT Low Volatility Global Equity Portfolio and EQ/Franklin Strategic Income Portfolio will be liquidated, and a majority of the securities of the EQ/Invesco International Growth Portfolio will be liquidated, in order to facilitate the Reorganization. Each Portfolio may incur increased brokerage commissions and other transaction costs in connection with the liquidation of the Portfolio’s securities.

Effective after the close of business on November 4, 2022, all references to EQ/AXA Investment Managers Moderate Allocation Portfolio, EQ/First Trust Moderate Growth Allocation Portfolio, and EQ/Franklin Growth Allocation Portfolio are deleted in their entirety from the Summary Prospectus, Prospectus and SAI of the Trust.

Effective after the close of business on November 11, 2022, all references to 1290 VT Low Volatility Global Equity Portfolio, EQ/Franklin Strategic Income Portfolio, and EQ/Invesco International Growth Portfolio are deleted in their entirety from the Summary Prospectus, Prospectus and SAI of the Trust.